                                                                    EXHIBIT 10.2


                               SUPPLY AGREEMENT


      This Supply Agreement, dated as of the 1st day of January 2001 (the "Effective Date"), is between Novartis Consumer Health, Inc., 560 Morris Avenue, Summit, New Jersey 07901 ("Novartis"), and CIMA LABS INC., 10000 Valley View Road, Eden Prairie, MN 55344 ("Supplier").

      WHEREAS Supplier and Novartis are parties to a License Agreement dated July 1, 1998 (the "License Agreement") and a Supply Agreement dated July 1, 1998 and an Amendment No. 1 thereto dated as of November 19, 1999 (collectively, the "Prior Supply Agreement"); and

      WHEREAS Supplier and Novartis wish to enter into a new Supply Agreement to supersede the Prior Supply Agreement;

      IT IS THEREFORE AGREED by and between the parties hereto as follows:

1.    GENERAL SCOPE OF AGREEMENT

      1.1 This Agreement shall supersede the Prior Supply Agreement as of the Effective Date. The Prior Supply Agreement is hereby terminated without penalty to either party, and shall be of no further force or effect after the Effective Date. Notwithstanding the foregoing, the License Agreement remains in full force and effect. Nothing set forth herein shall be deemed to effect any modification to the terms of the License Agreement, except that (i) any references to the "Supply Agreement" contained in the License Agreement shall be deemed to be references to this Agreement; and (ii) any references in the License Agreement to specific provisions of the "Supply Agreement" shall be deemed to be references to the provisions set forth in this Agreement which are equivalent to the Sections of the Prior Supply Agreement referred to in the License Agreement (in particular, references in the License Agreement to provisions contained within Section 12 of the Prior Supply Agreement shall be deemed to be references to the equivalent provisions set forth within Section 7 of this Agreement).

      1.2 Supplier shall manufacture, sell and cause to be delivered exclusively to Novartis the products set forth in Exhibit A hereto (the "Products") in accordance with and subject to the terms and conditions of this Agreement, in quantities sufficient to meet the total requirements, consistent with the forecasting and purchase order mechanism set forth in Article 3 of this Agreement, of Novartis for such Products for use in the Territory (as defined in the License Agreement).

      1.3 Novartis shall purchase all of Novartis' requirements of the Products for use in the Territory exclusively from Supplier, in accordance with and subject to the terms and conditions of this Agreement. This requirements obligation is limited to Novartis' requirements of Products which meet the Specifications (as defined below).

      1.4 Novartis shall be responsible for obtaining regulatory approval of any products sold by Novartis. Supplier shall cooperate with Novartis and shall use its commercially reasonable best efforts to assist Novartis in obtaining any and all regulatory approvals necessary to market Novartis' products which contain the Products.

      1.5 All Products sold and delivered to Novartis hereunder shall (a) be manufactured, packaged and sold in strict accordance with (i) the Quality Assurance Agreement, attached hereto as Exhibit B (the "QA Agreement"), including the specifications set forth therein, and with such further specifications as shall be agreed to by Supplier and Novartis in writing (the "Specifications"); and (ii) all applicable laws, regulations, and requirements of any government or governmental agency; and (b) be subject to the warranties set forth in Article 9 of this Agreement.

      1.6 In order for the parties to conduct long-term planning with respect to the manufacture and sales of the Products, senior representatives of Supplier and Novartis shall meet annually, on or about the anniversary of the Effective Date, and shall each present to the other the current status of its business and its long-term plans with respect to the Products.

2.    PAYMENT

      2.1 In consideration of the satisfactory manufacture and delivery to Novartis of the ordered quantities of Products, Novartis shall pay Supplier for all Products accepted by Novartis pursuant to Section 4.1 of this Agreement in accordance with the prices set forth in Exhibit C hereto, subject to adjustment in accordance with this Agreement. Novartis shall make such payments within thirty (30) days of the date of Supplier's invoice. Supplier shall issue its invoice to Novartis upon the delivery of Products to Novartis hereunder.

      2.2 Novartis shall bear the cost of any taxes of any kind, nature or description whatsoever applicable to the sale of any Products by Supplier to Novartis (except for any taxes based upon the income of Supplier or its employees), unless Novartis is exempt from such taxes and provides to Supplier, at the time of the submission of any purchase order, tax exemption certificates or permits acceptable to the appropriate taxing authorities.

      2.3 Shipping terms for the Products are EXW (Incoterms 2000), place of manufacture. Notwithstanding the foregoing, Supplier shall load all Product onto the trucks of Novartis' designated carrier, and title to and risk of loss of the Products shall pass to Novartis when the Product is so loaded.

      2.4 On [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***], the price at which Novartis shall purchase the Products shall be increased or decreased to pass on to Novartis, [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] of any net increase or decrease in the cost of (i) the raw materials and packaging materials necessary to the manufacture of Products (collectively, the "Raw Materials"); and (ii) direct labor and fully-absorbed overhead rates (collectively, the "Overhead") actually incurred by Supplier in producing the Products during the twelve (12) month period ending on the preceding December 31. Such increase or decrease shall be effective with respect to Product delivered to Novartis after the [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] effective date of the applicable price adjustment.

            2.4.1 On or before [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***], Supplier shall provide Novartis with a non-binding estimate of the amount by which the price will increase or decrease pursuant to this Section 2.4 [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***]. Supplier shall determine the final amount of any such increase or decrease by no later than the following [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***], and Supplier shall notify Novartis of such amount in writing at that time. Product delivered to Novartis between [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] shall be invoiced to Novartis at the price applicable to Product delivered to Novartis during the immediately preceding calendar year. Then on or about [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***], Supplier shall transmit to Novartis a corrected invoice for Product delivered between [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***], taking into account the final amount of any such price increase or decrease, and setting forth the applicable additional charges or credits.

            2.4.2 To determine the amount by which the cost of Raw Materials and Overhead have increased or decreased during a period, the Raw Material and Overhead costs at the beginning of the period shall be compared to the Raw Material and Overhead costs at the end of the period, without regard to intervening fluctuations. Notwithstanding the foregoing, in the event that (i) the parties shall agree upon Supplier undertaking the development work necessary to support the substitution of [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] coated in Supplier's own facilities (in Products containing [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***]) for coated [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] purchased from third parties, and (ii) such development work is successfully completed, then in calculating the amount by which the cost of Raw Materials has increased or decreased during a period, Supplier shall only pass on to Novartis [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] of any cost savings associated with the substitution of Supplier-coated [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***].

            2.4.3 In no event shall any increase or decrease in price pursuant to Section 2.4(ii) exceed, on a percentage basis, the percentage which the Producers' Price Index, published by the U.S. Department of Labor, Bureau of Labor Statistics, increased during the period since the last increase under
Section 2.4(ii).

            2.4.4 At Novartis' request, the parties shall informally discuss the factors which contributed to any price adjustment hereunder.

      2.5 If, for any reason other than a Force Majeure Event (as defined in Section 6.7), Supplier fails to deliver Products ordered in accordance with the lead-times set forth in Section 3.2, in the quantities so ordered, within twenty
(20) days of the date specified in the applicable purchase order, then Novartis shall be entitled, as liquidated damages, and not a penalty, to a discount of [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] off the price of the late-delivered Products.

      2.6 Novartis shall have the right, not more than once in each calendar year, upon reasonable notice and during normal business hours, to review through an independent certified public accounting firm selected jointly by the parties, but retained by Novartis (the "CPA Firm"), such records of Supplier as may be necessary to verify the accuracy of the amounts invoiced to Novartis hereunder, including the accuracy of any price adjustments made hereunder. The prices charged for the Products shall be increased or decreased in accordance with the CPA Firm's conclusions, including through the crediting of Novartis' account for any overcharges, and through the payment by Novartis of any additional amounts for any undercharges, actually incurred in the period audited.

            2.6.1 Novartis shall pay all fees of the CPA Firm performing such verification unless the CPA Firm concludes that there has been any cumulative overcharge of prices of more than [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] in the period audited, in which case Supplier shall bear all reasonable costs of the audit charged by the CPA Firm.

            2.6.2 Novartis shall instruct the CPA Firm not to disclose to Novartis any information other than its conclusion as to the the accuracy of the amounts invoiced to Novartis hereunder, including the accuracy of any price adjustments made hereunder, and the amount of any variance between the amounts actually invoiced to Novartis and the amounts which the CPA Firm determines should have been invoiced.

            2.6.3 In the event that Supplier should disagree with the conclusions of the CPA Firm, it shall have the right to provide the CPA Firm with any additional information it so chooses, and to request the CPA Firm to reconsider. The CPA Firm shall review any such submissions and resolve the issue in accordance with this Agreement and the facts. The costs charged by the CPA Firm for conducting such a reconsideration shall be paid by the party against whom the determination was made.

      2.7 Novartis may at any time identify to Supplier suppliers from which Supplier might obtain any of the Raw Materials at a lower cost than Supplier is able to obtain such Raw Materials. In such an event, the parties shall evaluate the new suppliers' proposed pricing and determine whether such suppliers present an opportunity for significant cost savings, and whether Supplier would incur significant expenses in shifting to that supplier. Should the parties jointly determine that it would be appropriate for Supplier to shift to any such new suppliers, then Supplier shall utilize such suppliers, and the prices charged to Novartis for Product hereunder shall be reduced as follows: (i) during the first one (1) year from the date Supplier first utilizes supplies from any such new supplier (the "Initial Year"), Supplier shall reduce the prices charged to Novartis for Product by [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] of the amount of any realized savings; and (ii) after the Initial Year, Supplier shall reduce the prices charged to Novartis for Product by [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] of the amount of any realized savings. Supplier shall not unreasonably withhold its approval of any new suppliers identified by Novartis hereunder. In making any such switch, Supplier shall be allowed to exhaust its inventory of higher cost Raw Materials prior to commencing the use of the lower cost materials from the new supplier. Novartis shall reimburse Supplier for any costs Supplier shall reasonably incur in implementing any such change in suppliers. Supplier shall maintain accurate records in sufficient detail to clearly document any such cost savings which result from any new suppliers identified by Novartis pursuant to this Section. Upon request, Supplier shall provide all such records to Novartis.

      2.8 Novartis and Supplier shall confer on a regular basis, but no less than annually, to consider whether new technologies or new manufacturing methods may exist which likely would reduce Supplier's cost of manufacturing the Products. Should any such technologies and/or methods be identified, then (unless utilizing such technologies and/or methods would restrict Supplier's ability to conduct drug delivery projects for third parties) the parties shall discuss the sharing of the costs of developing and implementing such technologies and/or methods, and of the proceeds from any resulting cost reductions in amounts to be agreed upon.

3.    FORECASTS AND ORDERS

      3.1 In order to assist Supplier in planning production, Novartis shall, on or before the tenth (10th) day of each month, provide Supplier with a twelve
(12) month rolling forecast of the quantities of Products required by Novartis, by month, for the following twelve (12) months. It is understood that such forecasts are intended to be estimates only, and shall not be binding upon Novartis. Notwithstanding the foregoing, Novartis shall be bound to purchase from Supplier [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] of those quantities of Products set forth in each such forecast as being Novartis' requirements of Products for the first three (3) months of each twelve (12) month period. Supplier shall, no later than fifteen (15) business days after receipt of each such forecast, notify Novartis in writing of any prospective problems of which it is aware that might prevent it from meeting Novartis' forecasted order quantities or estimated delivery dates. Unless Supplier so informs Novartis that it would have problems in meeting Novartis' forecasted requirements, Supplier shall be obligated to deliver during any calendar year, pursuant to purchase orders provided under Section 3.2 of this Agreement, up to [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] of Novartis' estimated purchases for that calendar year. Supplier shall further use its commercially reasonable best efforts to comply with orders for Products in excess of such [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] amount.

      3.2 At least [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] prior to the date on which Novartis desires to have Product delivered, Novartis shall furnish to Supplier a binding purchase order for the quantity of Products which Novartis shall purchase and Supplier shall deliver. The quantities to be delivered under any such purchase order shall be in full batch-size quantities only, and for a minimum of four (4) batches. Notwithstanding the foregoing, Novartis shall use its commercially reasonable best efforts to consolidate its orders into at quantities of eight (8) batches. Supplier shall, within five (5) business days after its receipt of such purchase order, acknowledge such receipt and confirm that the order can be supplied. Each such purchase order shall designate the quantity of Products ordered and the date by which Supplier must deliver the Products to Novartis.

      3.3 Supplier shall use its commercially reasonable best efforts to accommodate any Novartis requests for Product in excess of the quantities described in any previously-submitted purchase order, or for delivery of Product sooner than that allowed pursuant to this Article 3. Should Novartis' business conditions necessitate reduction or delay in purchase order requirements, then Supplier shall use its commercially reasonable best efforts to implement such requested changes. Without limiting the generality of the foregoing, Novartis shall have the right, up to [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] prior to the date of manufacture, to issue binding change orders, without charge, to increase or decrease the quantities of Product ordered in any previously-submitted purchase orders by amounts of up to [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] of the total quantity of Products ordered in such purchase order. Notwithstanding anything to the contrary herein, (i) Supplier shall not be obligated to accept any requests for modifications to purchase orders during the [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] period prior to the date of manufacture; and (ii) Supplier shall not take any action in response to any requests for modifications to purchase orders which would result in charges to Novartis in addition to the standard purchase price permitted hereunder without Novartis' prior written consent.

      3.4 Supplier shall order each Raw Material in accordance with the lead-time therefor specified in Exhibit D hereto, in amounts sufficient to enable Supplier to manufacture [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] of those quantities of Product forecast to be required at the end of the particular lead-time period (as set forth in the most recent forecast issued pursuant to Section 3.1 available at the time which the order for the particular Raw Material must be issued).

            3.4.1 By way of example, if Raw Material A had a ninety (90) day lead-time, and Raw Material B had a thirty (30) day lead-time, then in January, Supplier shall order enough Raw Material A to meet [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] of those quantities of Product forecast to be required in April, and enough Raw Material B to meet [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] of those quantities of Product forecast to be required in February, as set forth in the most recent forecast available in January.

            3.4.2 Should any Raw Materials obtained in accordance with the requirements of this Section (or any additional quantities ordered as a result of standard container sizes or minimum order quantities imposed by Supplier's suppliers) become unusable due to changes in Product or purchase order requirements, then Novartis shall reimburse Supplier for the full cost of such unusable Raw Materials. Supplier shall use all reasonable commercial efforts to mitigate any such losses of Raw Materials. Supplier shall submit supporting documentation on all claims based on unusable Raw Materials, and requests for reimbursement thereof.

      3.5 If for any reason Supplier experiences any shortage of any input used by Supplier in manufacturing the Products, including without limitation Raw Materials, labor and plant capacity (each, an "Input"), and is therefore unable to supply Novartis with the full quantity of Products ordered by it and accepted by Supplier by the date set forth in the purchase order, then Novartis shall be entitled to the same proportionate quantity of the Input as the quantity of the Input used by Supplier in manufacturing Products for Novartis in the twelve (12) months preceding the shortage bears to the total quantity of the Input used by Supplier in manufacturing products for all its customers, during such period.

4.    INSPECTIONS AND ACCEPTANCE

      4.1 Novartis shall accept any delivery of Products hereunder if, in Novartis' sole discretion, Novartis determines that the delivery complies fully with the relevant purchase order, the Specifications, and with the requirements of this Agreement. Novartis shall inspect all Products delivered hereunder, and shall provide Supplier with written notice of its acceptance or rejection of the delivery, as soon as reasonably practicable, but not later than thirty (30) days after its receipt of the Products and all required documentation. Any notice of rejection shall specify the reason(s) therefor. Except in the event of any investigation, corrective action or retesting of a delivery, should Novartis fail to provide Supplier with written notice of its acceptance or rejection of the delivery within thirty (30) days of receipt of the Products and all required documentation, then the delivery shall be deemed to have been accepted by Novartis on the thirtieth (30th) day after delivery. After notice of rejection is received by Supplier, Novartis shall cooperate with Supplier in determining whether rejection is necessary or justified. Supplier shall notify Novartis as soon as reasonably possible, but not later than thirty
(30) days after receipt of the notice from Novartis, whether it accepts Novartis' basis for rejection. If Supplier accepts Novartis' determination that the Products are nonconforming, then Novartis shall be entitled to the remedies set forth in Section 4.2. If Supplier does not accept Novartis' determination that the Products are nonconforming, Novartis and Supplier jointly shall select an independent third party expert to test the Products and determine whether they conform to the applicable specifications. The parties agree that such third party's determination shall be final. The party against whom the third party rules shall bear the reasonable costs of the third party testing. If the third party rules that the Product conforms to the specifications, Novartis shall purchase the Products at the agreed upon price. If the third party rules that the Product is nonconforming, then Novartis shall be entitled to the remedies set forth in Section 4.2. Notwithstanding anything to the contrary herein, a Product shall not be deemed nonconforming for purposes of this Agreement if such nonconformance was caused by the acts or omissions of Novartis after delivery of the Product in accordance with Section 2.3.

      4.2 Once any such delivery, or any part thereof, is finally deemed to be rejected, then, at Novartis' option, (a) Supplier shall, at no additional charge, deliver replacement Products to Novartis as soon as reasonably practicable thereafter (but, in any event, within sixty (60) days after the initial notification by Novartis); or (b) the purchase order at issue shall be deemed terminated, and Novartis shall not be obligated to make any payments to Supplier with respect to such purchase order, or the rejected delivery (or, if payment has already been made for such Products, then Novartis shall be entitled to a credit in such an amount).

5.    DOCUMENTATION AND INFORMATION

      5.1 Supplier shall provide to Novartis all documentation and information reasonably requested by Novartis (a) to assist Novartis in determining whether any delivery complies fully with the Specifications and the requirements of this Agreement; (b) to assist Novartis in obtaining any and all regulatory approvals necessary to market Novartis' products which contain the Products; or (c) to enable Novartis to comply with any statutory or regulatory requirements, or with a request by any governmental or regulatory authority.

      5.2 Every delivery of Products to Novartis shall be accompanied by a Certificate of Analysis. Supplier hereby warrants the accuracy of each such Certificate of Analysis to a reasonable degree of scientific certainty.

      5.3 Upon request, Supplier shall submit to Novartis all manufacturing and testing documents relating to any Products ordered hereunder, including analyses with instrument conditions, within [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] of the completion of the manufacturing process with respect to any particular batch of Products.

6.    PRODUCTION PROCEDURES

      6.1 Supplier shall not rework or reprocess any non-conforming Products without the prior written approval of Novartis. Notwithstanding the foregoing, Supplier may correct minor packaging defects observed prior to the completion of production of a batch of Products without the prior written approval of Novartis. Supplier shall describe any such corrections in the applicable batch records.

      6.2 The Products shall be delivered to Novartis packaged in accordance with the Specifications. Notwithstanding the foregoing, Novartis shall have the right to require any special or varied packing that it believes is reasonably necessary to meet customs or regulatory requirements. Reasonable incremental costs which result directly from any packing changes required by Novartis will be borne by Novartis.

      6.3 At least [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] prior to its first production run of Products, and prior to the production of qualification batches, Supplier shall provide to Novartis written notice thereof. Supplier and Novartis shall then agree upon a schedule for the review and approval by Novartis of Supplier's production procedures for the Products, including without limitation the manufacturing site, manufacturing equipment, manufacturing process, manufacturing conditions or testing procedures within its facilities for the manufacture of the Products (collectively, the "Production Procedures"). After such initial Novartis approval, if Supplier should wish to change any of the Production Procedures, Supplier shall provide written notice of such proposed changes to Novartis at least [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] prior to implementation. Supplier and Novartis shall then agree upon a schedule for the review and approval by Novartis of such changes, which must be approved in writing by Novartis prior to being implemented, which approval shall not unreasonably be withheld.

      6.4 In the event that regulatory action or applicable law require changes in the Specifications or any production procedures, then, subject to Novartis' prior written agreement, Supplier shall use its commercially reasonable best efforts to implement such changes as soon as reasonably practicable. Should such regulatory action or applicable law only require changes to the Products and not to any other products manufactured by Supplier, then Novartis shall pay the reasonable costs actually incurred by Supplier in implementing such changes. In all other events, the parties shall enter into good faith negotiations to allocate the costs of any such changes between them.

      6.5 Supplier represents and warrants, and shall take all actions reasonably necessary to ensure, that all facilities, equipment and practices used to perform its responsibilities under this Agreement by or on behalf of Supplier, or any of Supplier's environmental or safety and health consultants or waste management or disposal contractors (collectively, the "Supplier Contractors"), will be during the term of this Agreement, in full compliance with all health, safety and environmental laws, statutes, ordinances, regulations, rules, permits and pronouncements.

            6.5.1 Supplier assumes responsibility for disposing of any and all waste generated during the performance of its responsibilities under this Agreement (including, without limitation, during any manufacturing, storage and transportation activities) in accordance with all legal and professional standards.

            6.5.2 Notwithstanding anything to the contrary herein, (i) should Supplier and/or any Supplier Contractor fail to comply with the obligations set forth in this Section 6.5, then Supplier shall be solely responsible for any claims, suits, or liabilities resulting therefrom (including, without limitation, those based on strict liability and joint and several liability), and Supplier shall indemnify, defend and save Novartis (including officers, directors, employees and agents of Novartis) harmless from and against any and all such claims, suits, and liabilities; and (ii) Supplier shall indemnify, defend and save Novartis (including officers, directors, employees and agents of Novartis) harmless from and against any and all claims, suits, and liabilities which arise directly or indirectly from the storage, release, transportation or disposal of chemicals, raw materials, product, waste or any other substance by Supplier and/or any Supplier Contractor.

      6.6 Packaging and labeling content for Products shall be determined by Novartis in its sole discretion. A representative sample or proof of all packaging materials and labels will be submitted to Novartis for approval prior to initial use. If Novartis wishes to institute changes in artwork, both parties will develop a mutually acceptable implementation schedule and such changes will be at Novartis' expense. Supplier shall purchase labeling and packaging components in accordance with Novartis artwork. Supplier shall not alter, change or in any way modify Novartis supplied artwork for any reason, without prior written consent from Novartis. Commencing on the date this Agreement is signed by the last party to sign it, Novartis shall be entitled to change the artwork on each SKU of Product one (1) time in each calendar year without charge. Novartis shall pay Supplier [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] per SKU for each additional artwork change. Notwithstanding the foregoing, Novartis shall not be charged for any artwork changes which are instigated by Supplier.

      6.7 Neither party shall be liable for any failure to deliver or receive, or delay in delivery or receipt of, any shipment when such failure or delay shall be caused (directly or indirectly) by fire; flood; accident; explosion; sabotage; civil commotions; riots; invasions; wars (present or future); acts, restraints, requisitions, regulations, or directions of any governmental authority; compliance by a party with any request of any governmental authority, or any officer, department, agency, or committee thereof; compliance by a party with any request for material represented to be for purposes of (directly or indirectly) producing articles for national defense or national defense facilities; shortage of labor, fuel, power or raw materials; inability to obtain supplies; failures of normal sources of supplies; inability to obtain or delays of transportation facilities; any act of God; or any cause (whether similar or dissimilar to the foregoing) beyond the reasonable control of a party (a "Force Majeure Event"). Except as provided in Sections 6.7.1 and 7.1, if a Force Majeure Event occurs, then the affected party's performance shall be excused and the time for performance shall be extended for the period of delay or inability to perform due to such occurrence.

            6.7.1 If any Force Majeure Event shall delay any shipment hereunder or the receipt thereof for more than [***CONFIDENTIAL TREATMENT REQUESTED, PORTION

OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] beyond the scheduled delivery date, then (a) if such Force Majeure Event is suffered by Novartis and not also by Supplier, Supplier shall have the right, at its option, to cancel such shipment without incurring any liability to Novartis with respect thereto, and (b) if such Force Majeure Event is suffered by Supplier and not also by Novartis, Novartis shall have the right to cancel its order and to purchase from a third party the amount of Product ordered without incurring any liability to Supplier with respect thereto until such time as Supplier is able to perform its obligations hereunder.

      6.8 From time to time Supplier may provide Novartis with safety and health information, including, without limitation, warnings, material safety data sheets, precautionary safety measures, and instructions on proper care, use and handling, storage, and disposal of the Product. Novartis agrees to observe all precautions and instructions provided by Supplier and to communicate all such environmental, safety and health information to its employees. Novartis shall follow safe handling, storage, transportation, use and disposal practices with respect to the Product.

7.    MEETING PRODUCT SUPPLY DEMANDS; BACK-UP SUPPLIER; RIGHT TO MANUFACTURE

      7.1 In the event that, for any reason, Supplier is unable to supply conforming Product sufficient to meet Novartis' purchase orders made consistent with Section 3.2 in any material respect (an "Inability To Supply"), Novartis shall have the immediate right, exercisable upon written notice within [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] after any such event, to manufacture and package Product with a supplier other than Supplier (a "Back-Up Supplier"). Notwithstanding the foregoing, if Supplier's Inability To Supply is the result of an Exceptional Event (as defined below), then Novartis may not exercise its right to manufacture and package Product with a Back-Up Supplier until [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] after the commencement of the applicable Exceptional Event. If Novartis exercises its right pursuant to this Section 7.1 to utilize a Back-Up Supplier then the parties shall work together diligently to establish a Back-Up Supplier in accordance herewith. In the event that any Inability To Supply shall continue for more than [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***], then Novartis may immediately terminate this Agreement without liability to Supplier by giving Supplier [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] prior written notice of termination, and this Agreement shall terminate on such [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] unless prior thereto performance under this Agreement resumes and Supplier so notifies Novartis in writing.

            7.1.1 Novartis shall act as Back-Up Supplier, utilizing the Novartis Manufacturing Facility, unless Novartis determines, in its sole discretion, that an interruption of

Product supply could result if the Novartis Manufacturing Facility is used, in which event, Novartis shall have the right to have a third party supplier of Novartis' choice (and reasonably acceptable to Supplier) act as Back-Up Supplier.

            7.1.2 Supplier shall cooperate fully with Novartis and the Back-Up Supplier, and shall use commercially reasonable best efforts to enable Back-Up Supplier to qualify and validate the Back-Up Supplier's facilities and to manufacture and package the Product. Supplier shall give Back-Up Supplier prompt and unrestricted access to, or, if requested, Supplier immediately shall provide to Back-Up Supplier, all Technical Information. Any disclosure or use of Technical Information will be subject to the confidentiality restrictions set forth in Article 8 of this Agreement. Back-Up Supplier shall have the right to observe the operation of any laboratory and manufacturing and/or packaging facility of Supplier (subject to Supplier's obligations of confidentiality to third parties) and to have a reasonable number of employees or other representatives of Supplier visit the Back-Up Suppliers' facilities, at Novartis' option and in accordance with a mutually agreed time table, to demonstrate and explain any of the Technical Information and the manufacturing and packaging processes.

            7.1.3 In the event that Novartis has the Back-Up Supplier manufacture and/or package Product pursuant to this Section 7.1, then Novartis shall pay to Supplier an amount equal to the amounts that Novartis would have owed Supplier pursuant to Section 7.3.2. In such an event, Novartis shall not be obligated to make any payment to Supplier pursuant to Section 7.3.3.

            7.1.4 For purposes of this Agreement, the term "Exceptional Event" shall mean a Force Majeure Event which, at the time of its commencement, the parties reasonably expect would be resolved within [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] from the date of its commencement.

      7.2 If Supplier is unable to supply conforming Product in accordance with Novartis' firm orders made pursuant to and in accordance with the terms and conditions of this Agreement, and as a direct result of Supplier's nonperformance, (i) Novartis is unable to supply Product to the marketplace,
(ii) an out-of-stock condition ensues at the Novartis warehouse and (iii) Novartis receives backorders for the Product, then Novartis shall have the remedy set forth in Section 4.2.5 of the License Agreement. Failure by Supplier to supply Product ordered pursuant to a change order issued to Supplier pursuant to Section 3.3 hereof which increased the order for the related month above Novartis' forecast shall not be considered nonperformance by Supplier for purposes of this Section 7.2.

      7.3 In consideration for the payments made to Supplier under the License Agreement and this Agreement, Novartis shall have the option to manufacture and/or package the Product, and/or have a third party supplier of Novartis' choice (and reasonably acceptable to Supplier) ("Third Party Supplier") manufacture and/or package the Product and any future pharmaceutical product developed using the OraSolv Technology with respect to which Novartis licenses rights from Supplier. Novartis may exercise such right, by [***CONFIDENTIAL TREATMENT

REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] written notice to Supplier, at any time.

            7.3.1 Supplier shall cooperate fully with Novartis and the Third Party Supplier, if any, and shall use commercially reasonable best efforts to enable Novartis and/or the Third Party Supplier to qualify and validate the Novartis Manufacturing Facility or the Third Party Supplier's facilities and to manufacture and package the Product. Supplier shall give Novartis and the Third Party Supplier prompt and unrestricted access to, or, if requested, immediately shall provide to Novartis and the Third Party Supplier, all Technical Information. Any disclosure or use of Technical Information will be subject to the confidentiality restrictions set forth in Article 8 of this Agreement. Novartis and/or the Third Party Supplier shall have the right to observe the operation of any laboratory and manufacturing and/or packaging facility of Supplier (subject to Supplier's obligations of confidentiality to third parties) and to have a reasonable number of employees or other representatives of Supplier visit the Novartis Manufacturing Facility or the Third Party Supplier's manufacturing and/or packaging facilities upon reasonable notice and during normal business hours, at Novartis' option and in accordance with a mutually agreed time table, to demonstrate and explain any of the Technical Information and the manufacturing or packaging processes.

            7.3.2 Novartis shall reimburse Supplier for all reasonable, pre-approved and fully-documented costs and expenses, including the cost of reasonable personnel time, development, scale-up and validation costs, and other out-of-pocket expenses actually incurred by Supplier in connection with the technology transfer anticipated by this Section 7.3.

            7.3.3 In the event Novartis elects to exercise this option, Novartis will pay to Supplier total transfer costs not to exceed [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] according to the following payment schedule:

      1. Upon exercising this option [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***]

      2. Upon order of equipment [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***]

      3. Upon completion of installation of equipment [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***]

      4. Upon completion of validation of equipment [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***]

Notwithstanding the foregoing, if the license granted to Novartis under the License Agreement has been converted to a fully paid-up, royalty-free, irrevocable, nonexclusive license under the CIMA Patents and Know-How pursuant to Section 8.5 of the License Agreement and, therefore, Novartis has rights to the Technical Information pursuant to that Section 8.5, Novartis shall not be required to make any payments to Supplier under this Section 7.3 upon exercising the option to manufacture and/or package the Product.

      7.4 For purposes of this Agreement, the following terms shall have the meaning set forth below:

            7.4.1 "Novartis Manufacturing Facility" shall mean a manufacturing and/or packaging facility of Novartis or a Novartis Affiliate.

            7.4.2 "Technical Information" means all know how, trade secrets, inventions, data, technology and other information now owned or licensed by Supplier or hereafter acquired or licensed by Supplier during the term of this Agreement, including that related to the OraSolv Technology (as defined in the License Agreement) which are necessary or useful to the manufacture, packaging, use or sale of Products including, but not limited to, (i) medical, chemical and other scientific data, (ii) processes and analytic methodology used in the validation, stability testing and other testing or analysis of such Products and
(iii) packaging and manufacturing data and processes.

8.    TRADE SECRETS, CONFIDENTIALITY AND PUBLICITY

      8.1 Article 7 of the License Agreements incorporated herein by reference.

9.    QUALITY OF THE PRODUCT; COMPLIANCE WITH LAW

      9.1   Supplier hereby represents and warrants that:

            9.1.1 no Products constituting or being a part of any shipment hereunder shall at the time of any such shipment be (i) adulterated or misbranded within the meaning of the Federal Food, Drug and Cosmetic Act, as amended from time to time (the "Act"), or regulations promulgated thereunder, as such law or regulation is constituted and in effect at the time of any such shipment, or (ii) an article which may not, under the provisions of Sections 404, 505 or 512 of the Act, be introduced into interstate commerce;

            9.1.2 all Products furnished to Novartis hereunder shall be in full compliance with the Specifications at the time of delivery, and shall remain in full compliance with the Specifications for the full period of the expected shelf-life of such Products, so long as the Products are stored in accordance with the Specifications (absent convincing proof to the contrary, proper storage shall be determined by comparing delivered Product with Product from the same production lot which Supplier has held as a retained sample; if only the delivered Product is non-compliant then the failure shall be deemed to be the result of improper storage);

            9.1.3 Supplier shall perform its obligations hereunder in compliance with all applicable federal, state and local laws and regulations, including without limitation the Act, FDA's then current Good Manufacturing Practices ("cGMP"), and any and all health, safety and environmental laws and regulations applicable to Supplier's operations and performance hereunder;

            9.1.4 all Products furnished to Novartis hereunder shall have been manufactured in accordance with the terms of the QA Agreement;

            9.1.5 Supplier has complied with, and during the term of this Agreement will continue to comply with, the laws, rules and regulations which affect the ability of Supplier to manufacture and package the Products in commercial quantities for use and sale in the Territory;

            9.1.6 Supplier's manufacturing, laboratory and packaging facilities shall remain in compliance with cGMP at all times during the term of this Agreement to the extent applicable to the manufacture and packaging of the Products;

            9.1.7 Supplier has disclosed to Novartis all material information concerning Supplier's facilities and Supplier's ability to perform its obligations hereunder which is in Supplier's possession as of the date this Agreement is executed by Supplier, and will use reasonable best efforts to continue to disclose such information to Novartis in the future, promptly after receiving or becoming aware of it; and

            9.1.8 the title conveyed on all Products furnished to Buyer hereunder shall be good, and its transfer rightful, and the Products shall be delivered free from any security interest or other lien or encumbrance.

      9.2 EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED IN THIS AGREEMENT, SUPPLIER MAKES NO WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, CONCERNING THE PRODUCTS, OR THE MERCHANTABILITY OR FITNESS THEREOF FOR ANY PURPOSE.

      9.3 In the event that Products are delivered to Novartis by Supplier which are not in compliance with the warranties made in Section 9.1 then, at Novartis' option (i) Supplier shall replace the non-compliant Products at no additional charge (which replacement Products shall be delivered to Novartis as soon as reasonably practicable, but in no event more than sixty (60) days after the initial notification by Novartis); or (ii) Supplier shall credit Novartis' account in the amount of the price of the non-compliant Products.

10.   INDEMNIFICATION AND INSURANCE

      10.1 Novartis agrees to defend, indemnify and hold harmless Supplier against any and all claims, damages, expenses, reasonable attorneys' fees, settlement amounts and judgments arising out of any personal injury, bodily injury or property damage to a third party alleged to have been caused by the Products, except to the extent that such injury or damage was the result of any breach of this Agreement by Supplier, including any warranty contained herein, or the result of any latent defects in the Products caused by the negligence or willful misconduct of Supplier. Supplier shall promptly notify Novartis of any such claim or action, shall reasonably cooperate with Novartis in the defense of such claim or action, and shall permit Novartis to control the defense and settlement of such claim or action, all at Novartis' cost and expense.

      10.2 Supplier shall defend, indemnify and hold Novartis harmless against any and all claims, damages, expenses, attorneys' fees, settlement amounts, royalty fees, and judgments arising out of (i) any claim of personal injury, bodily injury or property damage to a third party to the extent that such injury or damage is the result of (a) any breach of this Agreement by Supplier, including any warranty contained herein, or (b) any claim regarding latent defects in the Products caused by the negligence or willful misconduct of Supplier; or (ii) any claim regarding a work-related injury to any Supplier employee. Novartis shall promptly notify Supplier of any such claim or action, shall reasonably cooperate with Supplier in the defense of such claim or action, and shall permit Supplier to control the defense and settlement of such claim or action, all at Supplier's cost and expense.

      10.3 Supplier shall obtain, at its own expense, a policy of insurance in amounts no less than those specified below:

            10.3.1 naming Novartis as an additional insured on a policy of general liability insurance with combined limits of not less than $1,000,000 per occurrence and $1,000,000 per accident for bodily injury, including death, and property damage;

            10.3.2 workers' compensation and disability insurance in the amounts required by the law of the state(s) in which its workers are located, and employer's liability insurance with limits of not less than $1,000,000 per occurrence;

            10.3.3 naming Novartis as an additional insured on a policy of product liability insurance with limits not less than $1,000,000;

            10.3.4 property insurance for the replacement value of the facilities and equipment used to produce the Products; and

            10.3.5 naming Novartis as an additional insured on a policy of excess insurance with limits not less than $5,000,000.

      10.4 Supplier shall provide to Novartis evidence of its insurance. Supplier shall provide Novartis thirty (30) days prior written notice of any cancellation or change in coverage.

      10.5 Novartis warrants that it maintains a policy or program of insurance or self-insurance at levels sufficient to support the indemnification obligations assumed herein. Upon request, Novartis shall provide to Supplier evidence of its insurance. Novartis shall provide to Supplier thirty (30) days prior written notice of any cancellation or change in coverage.

      10.6 THE EXPRESS OBLIGATIONS STATED IN THIS ARTICLE 10 AND IN ARTICLES 4 AND 9 ARE IN LIEU OF ALL OTHER LIABILITIES OR OBLIGATIONS OF

SUPPLIER FOR DAMAGES, INCLUDING BUT NOT LIMITED TO DIRECT OR CONSEQUENTIAL DAMAGES, ARISING OUT OF OR IN CONNECTION WITH THE DELIVERY, USE OR PERFORMANCE OF SUPPLIER'S PRODUCTS.

11.   TERM AND TERMINATION

      11.1 This Agreement shall commence on the Effective Date hereof and shall continue in effect for [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] (the "Initial Term") and, thereafter, subject to agreement on pricing pursuant to Section 11.1.3, shall automatically renew for an unlimited number of [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] periods (the "Renewal Terms").

            11.1.1 Novartis may terminate this Agreement at no cost, effective at the end of the Initial Term or at the conclusion of any Renewal Term, by giving Supplier at least [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] prior written notice of such termination.

            11.1.2 Novartis may terminate this Agreement in accordance with the provisions of Section 7.1.

            11.1.3 Subject to Section 11.1.1, commencing on or about [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] prior to the conclusion of the Initial Term or any Renewal Term, the parties shall meet to negotiate pricing for the Products for one (1) or more Renewal Terms.

                  11.1.3.1 If the parties reach such an agreement on price, then this Agreement shall be deemed to be renewed and Supplier shall continue to supply the Products to Novartis in accordance with the terms and conditions set forth herein.

                  11.1.3.2 In the event that the parties are unable to reach an agreement on price by the end of the Initial Term, then this Agreement shall be deemed to be automatically renewed for a period of [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] from the end of the Initial Term (the "Transition Term"), with no further right of automatic renewal. In such an event, (i) during the Transition Term, Supplier shall charge Novartis the Transition Price (as defined below) for Products; and (ii) should Novartis choose to transfer production of the Products to Novartis or to a Novartis facility or to a Third Party Supplier pursuant to
Section 7.3, then Novartis shall pay to Supplier an amount equal to the amounts that Novartis would otherwise have owed Supplier pursuant to Section 7.3.2 and [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] of the amounts that Novartis would otherwise have owed Supplier pursuant to Section 7.3.3.

                  11.1.3.3 For purposes of this Agreement, the term "Transition Price" for any Product shall mean the price which Supplier charged Novartis for the Product in accordance with this Agreement during the final year of the Initial Term, adjusted so as to permit Supplier to earn a percent profit margin on the Product which is [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] than the average percent profit margin which Supplier actually earned on the manufacture of prescription drug products during the final year of the Initial Term. By way of example, if the average profit margin which Supplier actually earned on the manufacture of prescription drug products during the final year of the Initial Term was [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***], then the price which Supplier charged Novartis for the Products in accordance with this Agreement during the final year of the Initial Term would be adjusted so as to permit Supplier to earn a [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] profit margin on the Products. The Transition Price (including the profit margin data on which it is based) shall be subject to review by a CPA Firm in accordance with Section 2.6.

      11.2 In the event that either party shall materially breach this Agreement, the other party shall give such party written notice specifying such breach with reasonable detail. Should the breaching party fail to cure such breach within [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] of its receipt of such notice, then the other party may terminate this Agreement. In addition, either party may terminate this Agreement with immediate effect upon giving written notice to the other party in the event of insolvency, assignment for the benefit of creditors, or bankruptcy proceedings by or against the other party.

      11.3 In order to permit Novartis to make a smooth transition to a new supplier of Products, in the event that this Agreement should terminate for any reason other than a termination pursuant to Section 11.2 due to the material breach of Novartis, then Novartis shall be permitted, in its discretion, to continue to submit purchase orders to Supplier in accordance with Section 3.2, and Supplier shall continue to supply Products to Novartis in accordance with such purchase orders and this Agreement, for a period of [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] after the termination of this Agreement, and this Agreement shall remain in effect with respect to such purchase orders until the expiration or termination of the purchase orders.

      11.4 Notwithstanding any termination of this Agreement, the provisions of Sections 6.5.2, 7.2, 7.3, 7.4, 8, 9, 10, 11.3 and 13 shall remain in effect.
Notwithstanding the foregoing, in the event that this Agreement is terminated pursuant to Section 11.2 due to the material breach of Novartis, then Novartis may not exercise its rights under Section 7.3 until it has cured such breach, and, in any event, Novartis shall exercise any rights under Section 7.3 within [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] after the termination of this Agreement.

12.   AUDIT AND INSPECTION RIGHTS

      12.1 During the term of this Agreement and any extension thereof, Novartis shall have the right, at its sole cost and expense, to send Novartis representatives to audit, inspect and observe the manufacture, storage, disposal and transportation of the Products, and all other materials related thereto or used in connection therewith, with reasonable notice during normal business hours. Such Novartis representatives shall have no responsibility for supervision of Supplier employees performing the manufacture, storage, disposal or transportation operations themselves. The audit and inspection rights set forth in this Section 12.1 are for the purpose of determining Supplier's compliance with the terms of this Agreement.

      12.2 Supplier shall make available to Novartis all records and reports relating to the manufacture, storage, disposal and transportation of the Products, and all other materials related thereto or used in connection therewith, including without limitation those documents relating to analytical data, for Novartis' review during normal business hours and upon reasonable prior notice, and Novartis shall have the right to copy these documents as required. Such records and reports shall be subject to the confidentiality provisions of Section 8 of this Agreement. Novartis shall have the right to conduct inventory reconciliation audits and other audits as reasonably required for its internal control, at Novartis' sole cost and expense.

      12.3 If, as a result of any such inspection, Novartis concludes that Supplier is not in compliance with any of its obligations hereunder, it shall so notify Supplier in writing, specifying such areas of noncompliance in reasonable detail. Supplier shall provide to Novartis within [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] of Novartis' request a written action plan satisfactory to Novartis, with a time line for resolution of the problems identified within a reasonable, mutually agreed upon time frame.

      12.4 Supplier shall inform Novartis within [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] of any notification to Supplier of any site visits to any of Supplier's facilities by the FDA, state or federal regulatory agencies or any other governmental or regulatory agency, directly relating to the manufacture of the Products, and shall provide to Novartis all other materials related thereto or used in connection therewith. Novartis shall have the option of participating in any site visit by any governmental or regulatory agency, if the site visit directly relates to the manufacturing, storage, disposal and transportation of the Products , subject to such reasonable restraints on such participation as Supplier may reasonably require. Should Novartis not participate in the site visit, Supplier shall report in writing the results of the visit to Novartis within [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] of the occurrence thereof. In the event that any such governmental or regulatory agency finds that the site is deficient or unsatisfactory in any respect, Supplier shall cure all deficiencies within the earlier of [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] or such cure period as ordered by the government or regulatory agency. If all deficiencies are not cured within the required time frame, Novartis shall have the option to immediately terminate this Agreement, without liability.

      12.5 In the event that any provision of Article 12 should conflict with any provision of the QA Agreement, then the applicable provision of the QA Agreement shall take precedence over the applicable provision of this Agreement.

13.   MISCELLANEOUS

      13.1 Each party acknowledges and agrees that any failure on the part of the other party to enforce at any time, or for any period of time, any of the provisions of this Agreement shall not be deemed or construed to be a waiver of such provisions or of the right of such other party thereafter to enforce each and every such provision.

      13.2 If and to the extent that any provision of this Agreement is determined by any legislature, court or administrative agency to be, in whole or in part, invalid or unenforceable, such provision or part thereof shall be deemed to be surplusage and, to the extent not so determined to be invalid or unenforceable, each provision hereof shall remain in full force and effect unless the purposes of this Agreement cannot be achieved. In the event any provisions shall be held invalid, illegal or unenforceable the parties shall use commercially reasonable efforts to substitute a valid, legal and enforceable provision which insofar as practical implements the purposes hereof.

      13.3 This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York as though made and to be fully performed in said State.

      13.4 All notices required or permitted hereunder shall be given in writing and sent by facsimile transmission, or mailed postage prepaid by first-class certified or registered mail, or sent by a nationally recognized express courier service, or hand-delivered to the following addressees:

      Novartis:         Novartis Consumer Health, Inc.
                        560 Morris Avenue
                        Summit, NJ 07901
                        Attn: General Counsel

      Supplier:         CIMA LABS INC.
                        10000 Valley View Road
                        Eden Prairie, MN 55344
                        Attn:  Vice President, Business Development

or to such other address as may be specified in a notice given to the other party in accordance with this Section. Any notice, if sent properly addressed, postage prepaid, shall be deemed made three (3) days after the date of mailing as indicated on the certified or registered mail receipt, or on the next business day if sent by express courier service or on the date of delivery or transmission (if delivered or sent during ordinary business hours, otherwise on the next business day) if hand-delivered or sent by facsimile transmission.

      13.5 The captions of each section of this Agreement are inserted only as a matter of convenience and for reference and in no way shall be deemed to define, limit, enlarge, or describe the scope of this Agreement and the relationship of the parties hereto, and shall not in any way affect this Agreement or the construction of any provisions herein.

      13.6 This Agreement, including all Exhibits annexed hereto (which are incorporated herein by reference), represents and incorporates the entire understanding between the parties hereto with respect to the subject matter of this Agreement, and each party acknowledges that there are no warranties, representations, covenants or understandings of any kind, nature or description whatsoever made by any party to any other, except such as are expressly set forth herein. This Agreement shall not be subject to change or modification except by the execution of a writing specified to be an explicit amendment to this Agreement duly executed by all parties hereto. Notwithstanding the foregoing, the terms and conditions set forth in this Agreement shall take precedence over any contrary or inconsistent terms and conditions appearing or referred to in any Exhibits annexed hereto, unless the Exhibit explicitly states otherwise.

      13.7 The parties recognize that, during the term of this Agreement, a purchase order, acknowledgment form or similar routine document (collectively, "Forms") may be used to implement or administer provisions of this Agreement. Therefore, the parties agree that the terms of this Agreement shall prevail in the event of any conflict between this Agreement and the printed provisions of such Forms, or typed provisions of Forms that add to, vary, modify or are at conflict with the provisions of this Agreement.

      13.8 Nothing in this Agreement shall create between the parties a partnership, joint venture or principal-agent relationship and, for the avoidance of doubt, each of Supplier and Novartis now confirms and accepts that it is an independent contractor trading for and on its own behalf.

      13.9 Neither party hereto shall assign or otherwise transfer any of its rights or obligations under this Agreement, in whole or in part, without the prior written consent of the other party, except that either party may, without the necessity for such consent, assign this Agreement or any interest herein or any right hereunder, to any of its Affiliates or successors by merger or sale of all or substantially all of its business unit to which this Agreement relates. This Agreement shall be binding upon any permitted Assignee or successor of either party. Any assignment that is not in accordance with this Section 13.9 will be void.

      13.10 Novartis shall have the right, not to be unreasonably exercised, to disapprove of any subcontractor or sub-subcontractor retained or to be retained to assist Supplier in the performance of its obligations hereunder. Any such approval or disapproval shall not relieve Supplier of its obligations under this Agreement. Supplier may not make use of the services of any subcontractor or sub-subcontractor in the performance of the Services if Novartis has disapproved of that subcontractor or sub-subcontractor.

      13.11 This Agreement may be executed in two or more counterparts, each of which shall constitute an original and all of which together shall constitute a single instrument.

      13.12 This Agreement is understood and accepted by Supplier as a general Novartis Agreement that facilitates application to all Novartis Affiliates in the world. Due to Affiliate-specific requirements relating to product supply, it is further recognized and agreed that each Novartis Affiliate will finalize their specific supply details, including Annexes if the Affiliate so elects, separately with Supplier; provided, however, that Supplier agrees (1) to the extent volume discounts are then available to Novartis, as Novartis Affiliate incremental volume is added to total Product production, pricing for the Product to all Novartis Affiliates will be discounted to appropriately reflect the increase in total Novartis and Novartis Affiliate volume for Product meeting the criteria set forth in (2)(a) - (c) of this Section 13.12; and (2) each Novartis Affiliate shall be entitled to, but not bound by, financial terms no less favorable than the terms set forth in Article 2 hereof for manufacture and packaging by Supplier of a product of (a) the same formulation and dosage as the Product, (b) packaged in the same blister packaging and, (c) in the same pack count. Pricing for external packaging and labeling shall be negotiated in good faith by Supplier and the Novartis Affiliate; provided, that, such pricing is based on competitive costing.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

CIMA LABS INC.                           NOVARTIS CONSUMER HEALTH, INC.




By: /s/ John M. Siebert                  By: /s/ Tim Strong
    -------------------                      --------------

Name: John M. Siebert                    Name: Tim Strong

Title: President & CEO                   Title: Sr VP Supply Chain

Date: 2 September 2001                   Date: 8/24/01

Ver. Fixed 01/1-4

                                    EXHIBIT A

    List of current Novartis Triaminic Softchews SKU's as of January 1, 2001:

           [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***]

                                    EXHIBIT B

                                                Novartis Consumer Health. Inc.
                                                560 Morris Ave.
                                                Summit, New Jersey 07901

NOVARTIS                                        Tele: (908) 598-7600
                                                Fax:  (908) 598-7187

      QUALITY AGREEMENT INDEX & CONTACT LIST

Date: May 16, 2000
To:   CIMA
cc:   ###, Legal, QACS File, QACS Product Manual

Document:  CIMA                                                Revision No.:
                                                               02

Quality Assurance Agreement for CIMA
CIMA                                                           01

Attachment    Attachment Title                                        Attachment
Number                                                                Revision
                                                                      Number

      A.01    Testing requirements for Triaminic(R) Softchew(R)       01
              Tablets

      B.01    Validation requirements for Triaminic(R) Softchew(R)    01
              Tablets

      C.01    Contractor guideline for Triaminic(R) Softchew(R)       01
              Tablets

      D.01    Quality Control line check and sampling procedure for   00
              Triaminic(R) Softchew(R) Tablets, per CIMA SOP ###

      E.01    Approved Supplier list for Triaminic(R) Softchew(R)     01
              Tablets
CIMA                                         Address: 10000 Valley View Road
                                             City, State  Zip
                                             Eden Prairie, MN 55344

Key Contacts at Novartis                     Key Contacts at CIMA

Name                     Telephone No.       Name                 Telephone No.
###, Manager Quality     ###                 ###, Director QC     ###
Assurance Contract Supply
                                             John Kosewick        612-947-8778
                                             VP Regulatory Compliance

Approved by NCHIs QACS: /s/ ###               Date:  25 May 00
                       ---------------------       ---------------
      ### - [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***]

Approved by CIMA:  /s/ J. Kosewick            Date: 25 May 00
                  -------------------------        ---------------




CHANGE HISTORY

Reason for Change: 3/30/2000--Document revised to add information specific to SKU ### TRIAMINIC(R) Softchews(R) Cough - 1/2" Strawberry - ###








### - [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***]

            QUALITY ASSURANCE CONTRACT SUPPLY AGREEMENT CIMA - 001 TESTING REQUIREMENTS FOR TRIAMINIC(R) SOFTCHEW(R) TABLETS

================================================================================
            TESTING REQUIREMENTS FOR RAW MATERIALS, COMPONENTS, AND
                                PACKAGED PRODUCT

SKU         Product                                                  Code No.:
--------------------------------------------------------------------------------
SKU ###     Triaminic(R) Softchews(R) Cold & Allergy 1/2" Orange     ###

SKU ###     Triaminic(R) Softchews(R) Cough & Cold 1/2" Cherry       ###

SKU ###     Triaminic(R) Softchews(R) Throat Pain & Cough, 5/8"      ###
            Grape

SKU ###     Triaminic(R) Softchews(R) Cough-Strawberry               ###

================================================================================
Testing per Approved Blend Product Specification(s), and referenced on the Certificate of Analysis -- BLEND TESTING

[ ] N/A        [ ] Full Testing         [X] Reduced Testing(explain below)

Explanation:  Per specifications; ###
================================================================================
Testing per Approved Product Specification(s), and referenced on the Certificate of Analysis -- PACKAGED PRODUCT TESTING / FINISHED PRODUCT TESTING

[ ] N/A        [ ] Full Testing         [X] Reduced Testing(explain below)

Explanation:  Per specifications; ###
================================================================================
Testing per Approved Raw Material Specifications - RAW MATERIAL TESTING

[ ] N/A        [ ] Full Testing         [X] Reduced Testing(explain below)

Explanation: Per SOP ### & raw material specifications.
================================================================================
Testing per Approved Component Specifications -- COMPONENT TESTING / PACKAGING MATERIALS

[ ] N/A        [ ] Full Testing         [X] Reduced Testing(explain below)

Explanation: Per packaging specifications.
================================================================================
FOR REFERENCE ONLY - KEY STANDARD OPERATING PROCEDURE(s)
SOP #: OOS / Retest SOP ###
SOP #: Reduced Testing & Supplier Qualification Program ###
SOP #: Vendor Audit Program ###
SOP #: Quality Control Line Check and Sampling Procedure for Triaminic(R)
       Softchews(R), SOP # ###
================================================================================

### - [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***]

             QUALITY ASSURANCE CONTRACT SUPPLY AGREEMENT CIMA - 001 VALIDATION REQUIREMENTS FOR TRIAMINIC(R) SOFTCHEW(R) TABLETS

================================================================================

Product:                             Code:              NCHI Package List No.:
--------------------------------------------------------------------------------
Triaminic(R) Softchews(R) Cold &     ###                ###
Allergy 1/2" Orange
Triaminic(R) Softchews(R) Cough      ###                ###
& Cold 1/2" Cherry
Triaminic(R) Softchews(R) Throat     ###                ###
Pain & Cough, 5/8" Grape
================================================================================

Validation Area           Required           Validation Completed
                                             (Check box below if completed)
--------------------------------------------------------------------------------
Manufacturing Process     [X] Yes  [ ] No    [ ]

Cleaning                  [X] Yes  [ ] No    [ ]
  Validation

Packaging Process         [X] Yes  [ ] No    [ ]

Cleaning                  [X] Yes  [ ] No    [ ]
  Validation

Child Resistant           [X] Yes  [ ] No    [X] SKU ### only. NCHI approval
       Testing                               letter dated Oct. 29, 1997

Blend Product             [X] Yes  [ ] No    Copy of Data Obtained   Lot
Expiration Dating                            [ ] Yes  [ ] No         Numbers:

Blend Product             [X] Yes  [ ] No    [ ] Poly drums with plastic
Storage Conditions                           liner over the lid, less than 25
                                             grains/lbs of air.

Test Method(s)            [X] Yes  [ ] No    [ ]
Transfer Required

Cross Validation          [X] Yes  [ ] No    [ ]
between laboratories

Test Method               [X] Yes  [ ] No    [ ]
Validation Required

Stability Data            [X] Yes  [ ] No    Copy of Data Obtained   Lot
  (Supports Expiry)                          [ ] Yes  [ ] No         Numbers:
================================================================================

Manufacturing and control procedures, including Cleaning Procedures must be validated. CIMA will be responsible for process (manufacturing & packaging) validation. CIMA will be responsible for cleaning validation. CIMA will be responsible for analytical testing validation. CIMA will be responsible for IQ/OQ and equipment validation. The validation responsibility included performance of validation and maintenance of the associated documentation is CIMA responsibility. CIMA will provide NCHIs QACS with the validation protocols for review and approval prior to implementation. The final validation report(s) will be sent to NCHIs QACS for review and approval upon completion of validation activities.

### - [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***]

            QUALITY ASSURANCE CONTRACT SUPPLY AGREEMENT CIMA - 001 VALIDATION REQUIREMENTS FOR TRIAMINIC(R) SOFTCHEW(R) TABLETS

================================================================================

Product:                             Code:              NCHI Package List No.:
--------------------------------------------------------------------------------
Triaminic(R) Softchews(R)            ###                ###
Cough 1/2" Strawberry

================================================================================

Validation Area           Required           Validation Completed
                                             (Check box below if completed)
--------------------------------------------------------------------------------

Manufacturing Process     [X] Yes  [ ] No    [ ]

Cleaning                  [X] Yes  [ ] No    [ ]
  Validation

Packaging Process         [X] Yes  [ ] No    [ ]

Cleaning                  [X] Yes  [ ] No    [ ]
  Validation

Child Resistant           [ ] Yes  [X] No    [ ]
  Testing

Blend Product             [X] Yes  [ ] No    Copy of Data Obtained   Lot
Expiration Dating                            [ ] Yes  [ ] No         Numbers:

Blend Product             [X] Yes  [ ] No    [ ] Poly drums with plastic liner
Storage Conditions                           over the lid, less than 25
                                             grains/lbs of air.

Test Method(s)            [X] Yes  [ ] No    [ ]
Transfer Required

Cross Validation          [X] Yes  [ ] No    [ ]
between laboratories

Test Method               [X] Yes  [ ] No    [ ]
Validation Required

Stability Data            [X] Yes  [ ] No    Copy of Data Obtained   Lot
  (Supports Expiry)                          [ ] Yes  [ ] No         Numbers:
================================================================================


Manufacturing and control procedures, including Cleaning Procedures must be validated. CIMA will be responsible for process (manufacturing & packaging) validation. CIMA will be responsible for cleaning validation. CIMA will be responsible for analytical testing validation. CIMA will be responsible for IQ/OQ and equipment validation. The validation responsibility included performance of validation and maintenance of the associated documentation is CIMA responsibility. CIMA will provide NCHIs QACS with the validation protocols for review and approval prior to implementation. The final validation report(s) will be sent to NCHIs QACS for review and approval upon completion of validation activities.

       ### - [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED
           SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***]

             QUALITY ASSURANCE CONTRACT SUPPLY AGREEMENT CIMA - 001

Title: Contractor Guideline for CIMA, Triaminic(R) Softchew(R) Tablets

Revision Number: 00                     Supersedes:  None

1. PURPOSE: This guideline will describe the sampling requirements (line & legal retains), expiry term coding, lot coding, and batch record content for Triaminic(R) Softchew(R) Tablets at CIMA.

2. SCOPE: This procedure applies to the following product Manufactured and/or Packaged at CIMA.

                                                               Manufacturing
                      Product                                   Code Number
--------------------------------------------------------------------------------
Triaminic(R) Softchews(R) Cough- 1/2" Strawberry                   ###
Triaminic(R) Softchews(R) Cold & Allergy 1/2" Orange               ###
Triaminic(R) Softchews(R) Cough & Cold 1/2" Cherry                 ###
Triaminic(R) Softchews(R) Throat Pain & Cough, 5/8" Grape          ###


3.    RESPONSIBILITIES:
      3.1.  CIMA is responsible for complying with this procedure.
      3.2. If CIMA can not comply with this procedure they must inform Novartis Consumer Health, Inc. (NCHI) Quality Assurance Contract Supply
            (QACS) in writing with the rationale and proposed changes for the document.
      3.3. QACS is responsible for the issuance, revision, and control of this procedure.
      3.4.  Only QACS has the authority to change this procedure.

4.    PROCEDURE:

      RETAINS

      4.1. From each batch/lot of product produced a minimum of three cases per lot will be pulled evenly from the beginning, middle, and end of every batch/lot of product. Ensure the product is labeled to identify when and from where the samples were taken.

            4.1.1. All retains and batch records will be forwarded to QACS at the following address:

              Novartis Consumer Health, Inc.
              Quality Assurance Contract Supply
              560 Morris Ave
              Summit, NJ 07901-1312

### - [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***]

      4.2.  EXPIRY TERM CODING

            4.2.1. The expiration dating on the cartons must appear as follows:
                -     EXP 01/01
                      -     Two digit month
                      -     Two digit year

            4.2.2. The expiration dating on the blister cards and shippers must appear as follows:
                -     EXP 01/2001
                      -     Two digit month
                      -     Four digit year

            QUALITY ASSURANCE CONTRACT SUPPLY AGREEMENT CIMA - 001

 Contractor Guideline for CIMA, Triaminic(R) Softchew(R) Tablets
Revision Number: 00                Supersedes:  None

Lot coding will adhere to a coding procedure using seven digits defined as follows:

            -     First & second digit represents a particular product SKU:
                  -     T1 - Triaminic(R) Softchew(R) Cold & Allergy, 1/2"
                        Orange.
                  -     T2 - Triaminic(R) Softchew(R) Cold & Cough, 1/2"
                        Cherry.
                  -     T3 - Triaminic(R) Softchew(R) Throat Pain & Cough, 5/8"
                        Grape.
                  -     T5 - Triaminic(R) Softchew(R) Cough, 1/2", Strawberry
            -     Third digit represents the year, 1998 => 8.
            - Fourth digit represents the month, Jan => A, Feb => B... (do not use "I").
            - Fifth & sixth digits represent a sequential number for the month.
            - Seventh digit will only be used if the bulk lot is split during packaging, each portion must be assigned its own unique lot number using an alpha suffix (i.e., A, B, C, etc.).

      4.3. BATCH RECORD CONTENT - CIMA will maintain full manufacturing and packaging batch records. The following batch record documents will be forwarded to NCHIs ACS as outlined below:

Required in Batch
Record

YES   NO    Record(s)
 X          NCHI Purchase Order
 X          Batch Manufacturing Record (weighting & blending, compression, blister packaging, & final packaging)
       X    Master Packaging Specification
 X          "CIMA Raw Material Test Form for all Actives"
 X          Vendor CofA for Active Raw Material(s)
 X          Finished Product CofA
 X          Product Reconciliation
 X          Component Reconciliation
 X          QC On-line Inspection Reports Manufacturing & Packaging
       X    Certificate(s) for Critical Components
 X          Copies of all Labeling
       X    QC Record(s) and test results for the Release of Blend
       X    QC Record(s) and test results for the Release of Raw Materials
       X    QC Record(s) and test results for the Release of Components
       X    QC Record(s) and test results for the Release of Finished Product
       X    Line Clearance & Set-up Documentation for the Manufacturing and
            Packaging Process
 X          Documentation and/or Investigation for any Process Deviation(s)
       X    Documentation indicating that samples have been forwarded to the outside or internal laboratory for Testing
       X    Cleaning and sanitization records.
 X          Packaging Waivers signed by the appropriate NCHI Departments
            (Regulatory, Package Development, & Contract Operations).
 X          Manufacturing Deviations signed by NCHIs QACS.

             QUALITY ASSURANCE CONTRACT SUPPLY AGREEMENT CIMA - 001

Title: Contractor Guideline for CIMA, Triaminic(R) Softchew(R) Tablets

Revision Number: 00                Supersedes:  None

                                  HISTORY PAGE

REVISION NO.            DATE            CHANGE
------------            ----            ------
02                    3/30/2000         Added Information specific to Triaminic-
                                        Softchew-Cough - Strawberry flavor SKU



             QUALITY ASSURANCE CONTRACT SUPPLY AGREEMENT CIMA - 001

          AQL'S & DEFECT CATEGORIES FOR PACKAGING AND FINISHED PRODUCT
                        TRIAMINIC(R) SOFTCHEW(R) TABLETS

Refer to CIMAs SOP ###.







### - [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***]

             QUALITY ASSURANCE CONTRACT SUPPLY AGREEMENT CIMA - 001

           APPROVED SUPPLIER LIST FOR TRIAMINIC(R) SOFTCHEW TABLETS(R)

List all actives, excipients, and components used to manufacture/package material for NCHL






           [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***]

                          EXHIBIT C - TRIAMINIC PRICING

           [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***]

                              Exhibit D Lead Times

           [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***]